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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 2, 2004




                    PANHANDLE EASTERN PIPE LINE COMPANY, LLC
             (Exact name of registrant as specified in its charter)



     Delaware                            1-2921               44-0382470
(State or other jurisdiction     (Commission File Number)  (I.R.S. Employer
 of  incorporation)                                         Identification No.)





         5444 Westheimer Court                               77210-4967
         Houston,Texas 77056                                 (Zip Code)
   (Address of principal executive offices)




       Registrant's telephone number, including area code: (713) 989-7000
















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ITEM 5.  OTHER EVENTS

On February 2, 2004, Southern Union Company, the parent of Panhandle Eastern Pipe Line Company, LLC (the Company), issued a press release announcing that its subsidiary, Trunkline LNG Company, has entered into an agreement with BG LNG Services, LLC, a subsidiary of BG Group of the United Kingdom, for a Phase II modification of Trunkline LNG's Lake Charles, La., liquefied natural gas (LNG) terminal, and further that the Company's subsidiary, Trunkline Gas Company, has also entered into an agreement with BG LNG Services, LLC for the construction of a 23-mile pipeline from the LNG terminal to the mainline of Trunkline Gas Company.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (c) Exhibit No.

   99.a Press Release  issued by Southern  Union Company dated February 2, 2004.



ITEM 9.  REGULATION FD DISCLOSURE

Earlier today, Southern Union Company issued a press release announcing its operating performance for the three- and six-month periods ended December 31, 2003 and 2002. In connection therewith, Southern Union Company filed a Current Report on Form 8-K in which the following information relating to the Company was disclosed:

In June 2003, Southern Union completed its acquisition of Panhandle Eastern Pipe Line Company and its subsidiaries (collectively, "Panhandle Energy") from CMS Energy; the three- and six-month periods ended December 31, 2003, include net earnings from Panhandle Energy of $24,763,000 (or $.33 per share of Southern Union common stock)and $44,883,000, respectively.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PANHANDLE EASTERN PIPE LINE COMPANY, LLC
                                        ----------------------------------------
                                                     (Registrant)



Date     February 4, 2004               By /s/ DAVID J. KVAPIL
      ----------------------               -------------------------------------
                                           David J. Kvapil
                                           Executive Vice President and
                                           Chief Financial Officer









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                                  EXHIBIT INDEX



EXHIBIT NUMBER                    DESCRIPTION
--------------  ----------------------------------------------------------------

     99.a       Press Release  issued by Southern Union Company dated
                February 2, 2004.

                                                                    EXHIBIT 99.a




04-01
For further information:

JOHN BARNETT                                     JACK WALSH
Director of Public Information              Director of Investor Relations
Panhandle Energy                            Southern Union Company
713/989-7556                                570/829-8662

                              SOUTHERN UNION PLANS
                            PHASE II MODIFICATION OF
                      NORTH AMERICA'S LARGEST LNG TERMINAL
                MODIFICATION TO INCREASE SENDOUT CAPACITY BY 50%

         WILKES-BARRE, PA. - (BUSINESS WIRE) - FEBRUARY 2, 2004 - Southern Union Company (NYSE:SUG), through its subsidiary Trunkline LNG Company, has entered into an agreement with BG LNG Services, LLC, a subsidiary of BG Group of the United Kingdom, for a Phase II modification of Trunkline LNG's Lake Charles, La., liquefied natural gas ("LNG") terminal. Through its Trunkline Gas Company subsidiary, Southern Union has also contracted with BG LNG for the construction of a 23-mile pipeline from the LNG terminal to the mainline of Trunkline Gas. Trunkline LNG and Trunkline Gas expect to invest a total of approximately $125 million in the projects.
         Trunkline LNG operates North America's largest LNG terminal. With the Phase II modification, sendout capacity from the LNG terminal will increase by an incremental 50 percent to 1.8 billion cubic feet per day (Bcf/d), with a peak sendout capacity of 2.1 Bcf/d. The additional capacity will be fully contracted to BG LNG under an agreement expiring in 2023. Phase II is designed to meet the growing requirements of BG LNG. Construction includes additional pumps and vaporizers along with unloading facilities added to a second dock.

         Trunkline Gas will also build a second 30-inch-diameter, 23-mile natural gas pipeline from the LNG terminal to its mainline, which will run parallel to its existing pipeline. The second pipeline will transport additional capacity created by the expansion, increasing pipeline capacity from the terminal to 2.1 Bcf/d from 1.3 Bcf/d. BG LNG and Trunkline Gas have signed a 19-year transportation agreement for the capacity on the new pipeline - also expiring in 2023.

         In accordance with approval from the Federal Energy Regulatory Commission ("FERC") received in March 2003, Trunkline LNG is currently building the Phase I expansion of the Lake Charles LNG terminal that will increase sendout capacity to 1.2 Bcf/d from its current 630 million cubic feet per day and increase terminal storage capacity to 9 Bcf from its current 6.3 Bcf. Phase I is expected to be completed and in service by December 31, 2005. Phase II is expected to be completed and in service by early to mid-2006. Upon completion of both phases, BG LNG will have 100 percent of the storage and sendout capacity of the terminal.
         Trunkline LNG and Trunkline Gas plan to file pipeline construction and LNG expansion plans with the FERC later this month. Construction will begin after approval from the FERC is received. Much of the Phase II construction is expected to be performed simultaneously with Phase I construction.
         Thomas F. Karam, President and Chief Operating Officer of Southern Union, stated, "LNG is an increasingly important part of America's natural gas supply portfolio and is a key component of our nation's fuel security. With this agreement, we will have effectively tripled the size of Trunkline LNG by 2006. These projects will ensure that Southern Union, together with BG LNG, continues to provide America with a significant source of natural gas - now and long into the future."
         "BG LNG is delighted to be working with Trunkline LNG and Trunkline Gas," said Betsy Spomer, BG Vice President - Business Development, North America, Caribbean and Global LNG. "The agreement is another step in the development of our LNG strategy, and underlines our ability to increase LNG deliveries into the United States in response to the country's growing energy demand."

         Southern Union Company is engaged primarily in the transportation and distribution of natural gas. Panhandle Eastern Pipe Line Company, Trunkline Gas Company, Trunkline LNG Company and Sea Robin Pipeline Company, operating as Panhandle Energy, are units of Southern Union Company. Panhandle Energy operates more than 10,000 miles of mainline natural gas pipeline extending from the Gulf of Mexico to the Midwest and Canada. These pipelines access the major natural gas supply regions of the Louisiana and Texas Gulf Coasts as well as the Midcontinent. The pipelines have a combined peak day delivery capacity of 5.3 billion cubic feet per day and 90 billion cubic feet of underground storage. Through its local distribution companies, Southern Union also serves approximately one million natural gas end-user customers in Missouri, Pennsylvania, Massachusetts and Rhode Island. For further information, visit www.southernunionco.com.

         THIS RELEASE AND OTHER COMPANY REPORTS AND STATEMENTS ISSUED OR MADE FROM TIME TO TIME CONTAIN CERTAIN "FORWARD-LOOKING STATEMENTS" CONCERNING PROJECTED FUTURE FINANCIAL PERFORMANCE, EXPECTED PLANS OR FUTURE OPERATIONS. SOUTHERN UNION COMPANY CAUTIONS THAT ACTUAL RESULTS AND DEVELOPMENTS MAY DIFFER MATERIALLY FROM SUCH PROJECTIONS OR EXPECTATIONS.

         IMPORTANT FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING PROJECTIONS OR EXPECTATIONS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: CUSTOMER GROWTH; GAS THROUGHPUT VOLUMES AND AVAILABLE SOURCES OF NATURAL GAS; ABNORMAL WEATHER CONDITIONS IN OUR SERVICE TERRITORIES; NEW LEGISLATION AND GOVERNMENT REGULATIONS AFFECTING OR INVOLVING US; OUR ABILITY TO COMPLY WITH OR TO CHALLENGE SUCCESSFULLY EXISTING OR NEW ENVIRONMENTAL
REGULATIONS; THE OUTCOME OF PENDING AND FUTURE LITIGATION; THE IMPACT OF RELATIONS WITH LABOR UNIONS OF BARGAINING- UNIT UNION EMPLOYEES; THE IMPACT OF FUTURE RATE CASES OR REGULATORY RULINGS; OUR ABILITY TO CONTROL COSTS
SUCCESSFULLY AND ACHIEVE OPERATING EFFICIENCIES, INCLUDING THE PURCHASE AND IMPLEMENTATION OF NEW TECHNOLOGIES FOR ACHIEVING SUCH EFFICIENCIES; THE NATURE AND IMPACT OF ANY EXTRAORDINARY TRANSACTIONS, SUCH AS ANY ACQUISITION OR DIVESTITURE OF A BUSINESS UNIT OR ANY ASSETS; THE ECONOMIC CLIMATE AND GROWTH IN OUR INDUSTRY AND SERVICE TERRITORIES AND COMPETITIVE CONDITIONS OF ENERGY MARKETS IN GENERAL INFLATIONARY TRENDS; CHANGES IN GAS OR OTHER ENERGY MARKET COMMODITY PRICES AND INTEREST RATES; THE CURRENT MARKET CONDITIONS CAUSING MORE CUSTOMER CONTRACTS TO BE OF SHORTER DURATION, WHICH MAY INCREASE REVENUE VOLATILITY; EXPOSURE TO CUSTOMER CONCENTRATION WITH A SIGNIFICANT PORTION OF REVENUES REALIZED FROM A RELATIVELY SMALL NUMBER OF CUSTOMERS AND ANY CREDIT RISKS ASSOCIATED WITH THE FINANCIAL POSITION OF THOSE CUSTOMERS; OUR OR ANY OF OUR AFFILIATES' DEBT SECURITIES RATINGS; FACTORS AFFECTION OPERATIONS SUCH AS MAINTENANCE OR REPAIRS, ENVIRONMENTAL INCIDENTS OR GAS PIPELINE SYSTEM CONSTRAINTS; THE POSSIBILITY OF WAR OR TERRORIST ATTACKS; AND OTHER RISKS AND UNFORESEEN EVENTS.

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